Exhibit 10.24

SIXTEENTH AMENDMENT TO THE SEMICONDUCTOR LINE OPERATION AGREEMENT

This SIXTEENTH AMENDMENT TO THE SEMICONDUCTOR LINE OPERATION AGREEMENT (this “16th Amendment”), is effective as of February 21, 2025 (the “Amendment Effective Date”), and amends the SEMICONDUCTOR LINE OPERATION AGREEMENT dated December 23, 2012, as amended by the fifteen (15) prior amendments, the last of which was dated January 14, 2025, (the “Agreement”), by and between SkyWater Technology Foundry, Inc. (“SkyWater”) and D-Wave Systems Inc. (“D-Wave”), each a “Party” and collectively, the “Parties”. Capitalized terms used but not defined in this 16th Amendment have the meaning ascribed to them under the Agreement.

WHEREAS:

A.D-Wave previously agreed to a minimum spend commitment of $[*****] for calendar year 2025; and

B.D-Wave now agrees to a minimum spend commitment of $[*****] for calendar year 2025.

NOW THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the Parties agree to amend the Agreement as follows:

1.Notwithstanding the Fifteenth Amendment to the Semiconductor Line Operation Agreement dated January 14, 2025, D-Wave’s minimum annual commitment for calendar year 2025 is $[*****]. For clarity, the “2025 Spend Commitment” means that during calendar year 2025, D-Wave shall spend at least $[*****] with SkyWater for services provided during 2025.

IN WITNESS WHEREOF, the Parties have caused their duly authorized representatives to execute this 16th Amendment as of the Amendment Effective Date.

SKYWATER TECHNOLOGY FOUNDRY, INC.        D-WAVE SYSTEMS INC.

    /s/ Brian Wilbur            ____            /s/ Alan Baratz
Signature                            Signature

Brian Wilbur _____________________            Alan Baratz_______________________
Name (Print)                        Name (Print)

VP, Sales and Solutions Engineering___            CEO_____________________________
Title                            Title

2/24/2025_______________________            2/26/2025________________________
Date                            Date

Certain identified information has been excluded from the exhibit because it is (i) not material and (ii) the type that the registrant treats as private or confidential. Redacted information is marked with a [*****].